Exhibit 4.4

Nordstrom, Inc.
2.300% Senior Notes due 2024
4.250% Senior Notes due 2031

Registration Rights Agreement

April 8, 2021

To the Initial Purchasers set forth in Schedule A attached hereto Ladies and Gentlemen:
Nordstrom, Inc., a Washington corporation (the “Company”), proposes to issue (i) upon the terms set forth in the Purchase Agreement (as defined herein), its 2.300% Senior Notes due 2024 and 4.250% Senior Notes due 2031. Accordingly, as an inducement for the Initial Purchasers (as defined herein) to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.Certain Definitions.    For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

“2024 Notes” shall mean the 2.300% Senior Notes due 2024 of the Company. “2031 Notes” shall mean the 4.250% Senior Notes due 2031 of the Company.
“Additional Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Registration Rights Agreement.

“ Broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.
“Blackout Period” shall have the meaning assigned thereto in Section 3(h) hereof. “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Seattle, Washington or The City of New York are authorized or obligated by law or executive order to close.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Company” shall have the meaning set forth in the first paragraph of this Registration Rights Agreement.

“Effective Time” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof. “Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof. “Exchange Registration Statement” shall have the meaning assigned thereto in Section
2(a) hereof.
“Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof. “Holder” shall mean each person who acquires Registrable Securities from time to time
(including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” shall mean the Indenture, dated as of December 3, 2007, between the Company and Wells Fargo Bank, N.A., as trustee, as amended or supplemented from time to time, and shall include the terms of the Securities established pursuant to officers’ certificates pursuant to Sections 3.1 and 3.3 thereof.

“Initial Purchasers” shall mean the several initial purchasers named in the Purchase Agreement and set forth in Schedule A hereto.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

“Person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated March 24, 2021, between the Initial Purchasers and the Company.

“Registrable Securities” shall mean each Security; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer (provided that any Exchange Security that, pursuant to the second to last and third to last sentences of Section 2(a) hereof, is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 hereof for the Resale Period); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement;
(iii) such Security is eligible to be distributed to the public pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is or will be removed by the Company pursuant to the Indenture or such legend does not apply pursuant to the Indenture or the Securities; or (iv) such Security shall cease to be outstanding for purposes of the Indenture.
“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof. “Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof. “Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by such broker-dealer directly from the Company for its own account.
“Rule 144” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” shall mean the 2024 Notes and the 2031 Notes, and each, individually, a “Security.”

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same shall be amended or succeeded from time to time.

“Settlement Date” shall mean the initial issuance date of the Securities.
“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b)
hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

“Trustee” shall mean Wells Fargo Bank, N.A., as trustee under the Indenture.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

1.Registration Under the Securities Act.

(a)Except as set forth in Section 2(b) hereof, the Company agrees, at its own expense, to use all commercially reasonable efforts to (i) file with the Commission under the Securities Act, as soon as practicable, but no later than 180 days after the Settlement Date, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Registration Statement”, and such offer, the “Exchange Offer”) any and all of such Registrable Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Additional Interest contemplated in Section 2(c) hereof (such new debt securities are hereinafter called “Exchange Securities”), (ii) cause the Exchange Registration Statement to become effective under the Securities Act within 225 days of the Settlement Date (unless the Exchange Registration Statement is reviewed by the Commission, in which case within 270 days of the Settlement Date), (iii) commence the Exchange Offer promptly after the
Exchange Registration Statement has become effective and keep the Exchange Registration Statement effective until the closing of the Exchange Offer, (iv) hold the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is provided to holders of Registrable Securities, (v) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer and (vi) complete the Exchange Offer no later than 45 days after the Effective Time. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed and such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof. Each holder of Registrable Securities who participates in an Exchange Offer will be required to represent to the Company in writing (which may be contained in the applicable letter of transmittal relating to such Exchange Offer) that it is not a Restricted Holder.

a.If (i) the Company is not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission regulations or interpretations, (ii) the Exchange Offer has not been completed within 270 days after the Settlement Date (unless the Exchange Registration Statement is reviewed by the Commission, in which case within 315 days after the Settlement Date) or (iii) upon notice to the Company by any holder of any Registrable Securities that such holder is not eligible to participate in the Exchange Offer, the Company shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a) hereof, file with the Commission under the Securities Act as soon as practicable, but no later than 45 days after the earlier of any event in clause (i), (ii) or (iii) of this Section 2(b) or, if later, 180 days after the Settlement Date, a “shelf registration statement” providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of such Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use all commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective under the Securities Act no later than 90 days after the event in clause (i), (ii) or (iii) of this Section 2(b) (unless such Shelf Registration

Statement is reviewed by the Commission, in which case no later than 165 days after such event) or, if later, 225 days after the Settlement Date (unless such Shelf Registration Statement is reviewed by the Commission, in which case no later than 270 days after the Settlement Date) and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the first anniversary of the Effective Time of such Shelf Registration Statement and such time as all such Registrable Securities covered by the Shelf Registration Statement have either been sold as contemplated in the Shelf Registration Statement or shall cease to be Registrable Securities; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of such Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of such Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of such Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

a.In the event that:

i.the Exchange Registration Statement is not filed with the Commission on or prior to the 180th calendar day after the Settlement Date, then, commencing on the 181st calendar day after the Settlement Date, additional interest (the “Additional Interest”) shall accrue on the principal amount of the Registrable Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum, plus an additional 0.25% per annum from and during any period in which such event has continued for more than 90 calendar days,

ii.the Exchange Registration Statement is not declared effective by the Commission on or prior to the 225th calendar day after the Settlement Date (unless the Exchange Registration Statement is reviewed, by the Commission, in which case the 270th calendar day after the Settlement Date), then, commencing on the 226th calendar day after the Settlement Date (unless the Exchange Registration Statement is reviewed by the Commission, in which case the 271st calendar day after the Settlement Date), Additional Interest shall accrue on the principal amount of the Registrable Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum, plus an additional 0.25% per annum from and during any period in which such event has continued for more than 90 calendar days,

i.(A) the Exchange Offer has not been completed on or prior to the 270th calendar day after the Settlement Date (unless the Exchange Registration Statement is reviewed by the Commission, in which case the 315th calendar day after the Settlement Date) or (B) if the Shelf Registration Statement is required to be filed pursuant to Section 2(b) of this Registration Rights Agreement but is not declared effective by the Commission on or prior to the later of the 90th calendar day after the date of any event set forth in clause (i), (ii) or (iii) of Section 2(b) of this Registration Rights Agreement (unless the Shelf Registration Statement is reviewed by the Commission, in which case the 165th calendar day after the date of such event) and the 225th calendar day after the Settlement Date (unless the Shelf Registration Statement is reviewed by the Commission, in which case the 270th calendar day after the Settlement Date), then, commencing on the 271st calendar day after the Settlement Date (unless the Exchange Registration Statement is reviewed by the Commission, in which case the 316th calendar day after the Settlement Date), in the case of clause (A) above, or the 91st calendar day after the date of such event set forth in clause (i), (ii) or (iii) of Section 2(b) of this Registration Rights Agreement (unless the Shelf Registration Statement is reviewed by the Commission, in which case the 166th calendar day after the date of such event) or the 226th calendar day after the Settlement Date (unless the Shelf Registration Statement is reviewed by the Commission, in which case the 271st calendar day after the Settlement Date), in the case of clause (B) above, as the case may be, Additional Interest shall accrue on the principal amount of the Registrable Securities over and above the otherwise applicable interest rate at the rate of 0.25% per annum, plus an additional 0.25% per annum from and during any period in which such event has continued for more than 90 calendar days,

ii.the Exchange Registration Statement has been declared effective and such Exchange Registration Statement ceases to be continuously effective or the prospectus contained in such Exchange Registration Statement ceases to be usable for its intended purpose (A) at any time prior to the expiration of the Resale Period or (B) if related to corporate developments, public filings with the Commission or similar events or because such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 45 days (whether or not consecutive and whether or not arising out of a single or multiple circumstances) in any twelve- month period, Additional Interest shall accrue on the principal amount of the Registrable Securities over and above the otherwise applicable, interest rate at a rate of 0.25% per annum commencing on the day that (in the case of (A) above), or the 46th (cumulative) day after (in the case of (B) above), such Exchange Registration Statement ceases to be effective or such prospectus ceases to be usable for its intended purposes, plus an additional 0.25% per annum from and during any period in which such event has continued for more than 90 calendar days; or

i.the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be continuously effective or the prospectus contained in such Shelf Registration Statement ceases to be usable for resales (other than as a result of a Blackout Period) (A) at any time prior to the expiration of the period set forth in Section 2(b) of this Registration Rights Agreement or (B) if related to corporate developments, public filings with the Commission or similar events or because such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 45 days (whether or not consecutive and whether or not arising out of a single or multiple circumstances) in any twelve- month period, Additional Interest shall accrue on the principal amount of the Registrable Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum commencing on the day that (in the case of (A) above), or the 46th (cumulative) day after (in the case of (B) above), such Shelf Registration Statement ceases to be effective or such prospectus ceases to be usable for resales, plus an additional 0.25% per annum from and during any period in which such event has continued for more than 90 calendar days, provided, however, that the aggregate amount of Additional Interest in respect of the Registrable Securities may not exceed 0.50% per annum (regardless of whether multiple events triggering Additional Interest under this Section 2(c) exist); provided, further, however, that (1) upon the filing of the Exchange Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Registration Statement (in the case of clause (ii) above), (3) upon the completion of the Exchange Offer (in the case of clause (iii)(A) above) or upon the effectiveness of the Shelf Registration Statement (in the case of clause (iii)(B) above), (4) upon the earlier of (x) such time as the Exchange Registration Statement which had ceased to remain effective or such prospectus which had ceased to be usable for its intended purpose again becomes effective or usable for its intended purpose, as applicable, and (y) the expiration of the Resale Period (each in the case of clause (iv) above), and (5) upon the earlier of (x) such time as the Shelf Registration Statement which had ceased to remain effective or such prospectus which had ceased to be usable for resales again becomes effective or usable for resales, as applicable, and (y) the expiration of the period set forth in Section 2(b) of this Registration Rights Agreement (each in the case of clause (v) above), Additional Interest on the principal amount of the Registrable Securities as a result of such clause (or the relevant subclause thereof) shall cease to accrue. Notwithstanding anything to the contrary in this Section 2(c), Additional Interest shall not accrue on any Registrable Security if (i) the holder thereof failed to comply with its obligations to make the representations set forth in Section 2(a) hereof or failed to provide the information required to be provided by it, if any, pursuant to Section 3(d) hereof or (ii) if the use of such Shelf Registration Statement is suspended during a Blackout Period.

a.Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

b.Interest on each Exchange Security will accrue from the last interest payment date on which interest was paid on the Registrable Security surrendered in exchange therefor or, if no interest has been paid on such Registrable Security, from the original issue date of such Registrable Security.

1.Registration Procedures.

If the Company files a registration statement pursuant to Section 2(a) or 2(b) hereof, the following provisions shall apply:

(a)At or before the Effective Time of the Exchange Registration or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

(b)In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)In connection with the obligations of the Company with respect to the registration of Exchange Securities as contemplated by Section 2(a) hereof (the “Exchange Registration”), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

(i)prepare and file with the Commission, as soon as practicable but no later than 180 days after the Settlement Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a) hereof, and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter;

(ii)as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

i.promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective,
(B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or
(F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

ii.in the event that the Company would be required, pursuant to Section 3(c)(iii)(F) hereof, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

i.use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

ii.use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) hereof no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker/dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3 (c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its organizational documents or any agreement between it and its shareholders;

iii.use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

iv.provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

v.comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

a.In connection with the obligations of the Company with respect to the Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

i.prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b) hereof, a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b) hereof;

i.not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

ii.after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

iii.as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

iv.comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

v.provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf
Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

i.for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b) hereof, make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) hereof who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

ii.promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf

Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties set forth in Section 5 hereof or those contemplated by Section 3(d)(xvii) hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post- effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

i.use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post- effective amendment thereto at the earliest practicable date;

ii.if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post- effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

iii.furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 3(d)(vi) hereof a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such

Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents (except during a Blackout Period or during the continuance of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading) to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

i.use all commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) hereof and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii),

(2) consent to general service of process in any such jurisdiction or (3) make any changes to its organizational documents or any agreement between it and its shareholders;

ii.use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith;
i.unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of the Registrable Securities;

ii.provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

iii.enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution reasonably acceptable to the Company, and take such other actions in connection therewith as any Electing Holders aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

iv.whether or not an agreement of the type referred to in Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the valid existence of the Company;; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of a material breach by the Company of, or a default under, material agreements binding upon the Company as a result of the execution, delivery or performance the offering and sale of the Registrable Securities, this Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi); the absence of federal , N e w Y o r k state or Washington state governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively, as applicable; and a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the underwriter(s), if any, and counsel to the underwriter(s), if any, in connection with the preparation of such Shelf Registration Statement or most recent post-effective amendment thereto and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements, and that such counsel advises that, on the basis of the foregoing, nothing has come to such counsel’s attention that caused such counsel to believe that the applicable Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated herein or necessary to make the statements therein not misleading (without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements and financial schedules and other financial information included in any Shelf Registration Statement contemplated by this Agreement or any post- effective amendment thereto; (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, such letter or letters to be delivered as of such date or dates as such letters are customarily dated and in customary form and covering such matters of the type customarily covered by such letters; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

i.notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;
i.in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of the Financial Industry Regulatory Authority (“FINRA”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of the Conduct Rules, including by (A) if the Conduct Rules shall so require, engaging a “qualified independent underwriter’ (as defined in the Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence with respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter) and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

ii.comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earnings statement complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

a.In the event that the Company would be required, pursuant to Section 3(d)(viii)(F) hereof, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, or upon receipt of any notice from the Company of a Blackout Period pursuant to Section 3(h) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until (i) in the case of such notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice and (ii) in the case of such notice from the Company pursuant to Section 3(h)
hereof, the earlier of (A) 90 days after the commencement of such Blackout Period and
(B) receipt of notice from the Company pursuant to Section 3(h) hereof that such Blackout Period has been terminated.

a.In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

b.The Company will not, and will use its commercially reasonable efforts to cause its “affiliates” (as defined in Rule 144) over which it exercises control not to, resell any of the Securities that have been acquired by it or such affiliates except pursuant to an effective registration statement under the Securities Act or, in the case of such affiliates, pursuant to Rule 144.

c.Notwithstanding anything to the contrary in this Registration Rights Agreement, the Company, upon notice to the Electing Holders that the prospectus in an effective Shelf Registration Statement is unusable pending a material development, may suspend the use of such prospectus (without triggering Additional Interest) for a period of time (a “Blackout Period”) not to exceed an aggregate of 30 days in any 3-month period and an aggregate of 90 days in any 12-month period; provided, however, that, upon the termination of such Blackout Period, the Company promptly shall notify the Electing Holders that such Blackout Period has been terminated.

1.Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii)
hereof including any reasonable fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration

(collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

1.Representations and Warranties.

The Company represents and warrants to, and agrees with, each Initial Purchaser and each of the holders from time to time of Registrable Securities that:

(a)Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(iii)(F) or 3(d)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or 3(e) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

a.Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, the placement or sales agent, if any, therefor or the managing underwriters, if any, thereof, expressly for use therein.

b.The compliance by the Company with all of the provisions of this Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any significant subsidiary of the Company is a party or by which the Company or any significant subsidiary of the Company is bound or to which any of the material property or assets of the Company or any significant subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the articles of incorporation, as amended, or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any significant subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

a.This Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

1.Indemnification.

(a)Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages, liabilities or expenses, as incurred, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Exchange

Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and will reimburse such holder, such Electing Holder, such agent and such underwriter for any and all expenses (including the reasonable fees and disbursements of counsel) as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable to any such person in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b)Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that it shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other holders of Registrable
Securities, against any losses, claims, damages, liabilities or expenses to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

a.Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 6(a) or 6(b) hereof of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have reasonably concluded that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by the indemnified parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred). Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

a.Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or 6(b) hereof are for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

a.The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

1.Underwritten Offerings.

(a)Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

(b)Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

a.Consent by the Company. For the avoidance of doubt, under no circumstances will the distribution of any Registrable Securities take the form of an underwritten offering without the express written consent of the Company granted by the Company in its sole discretion.

1.Rule 144 and Rule 144A.

For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the

Exchange Act and the rules and regulations adopted by the Commission thereunder; provided, however, that if the Company ceases to be so required to file such reports, it will, upon the request of any holder of Registrable Securities, (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act,
(b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

The fact that holders of Registrable Securities may become eligible to sell such Registrable Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Registrable Securities or (2) excuse the Company’s’ obligations set forth in Section 2 of this Registration Rights Agreement, including without limitation the obligations in respect of an Exchange Offer and Shelf Registration.

2.Miscellaneous.

(a)No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Registration Rights Agreement.,

(b)Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

a.Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to them at Nordstrom, Inc., 1700 7th Avenue, Seattle, Washington 98101, Email: corporatesecretary@nordstrom.com, Attention: Ann Munson Steines, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

b.Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

c.Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of the Registrable Securities and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

d.Governing Law. This Registration Rights Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in that state.

e.Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.
a.Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein (including the Indenture, the Purchase Agreement and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding except that the obligation to pay Additional Interest hereunder shall not be modified without the consent of each holder of Registrable Securities. Notwithstanding the foregoing sentence, this Registration Rights Agreement may be amended, without the consent of any holder of Registrable Securities, by written agreement signed by the Company, to cure any ambiguity or correct, modify or supplement any provision of this Registration Rights Agreement or otherwise for any other purpose provided that such amendment is not adverse to the holders of Registrable Securities in any material respect. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

b.Inspection. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Registration Rights Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) hereof and at the office of the Trustee under the Indenture.

c.Counterparts. This Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, NORDSTROM, INC.
By: /s/ Anne L Bramman     Name: Anne L. Bramman
Title:    Chief Financial Officer and Treasurer

[Signature Page to Registration Rights Agreement]

Accepted as of the date hereof WELLS FARGO SECURITIES, LLC GOLDMAN SACHS & CO. LLC

Acting as Representatives of the several Initial Purchasers.
By: WELLS FARGO SECURITIES, LLC

By:     /s/ Carolyn Hurley
Name: Carolyn Hurley
Title: Managing Director

Accepted as of the date hereof WELLS FARGO SECURITIES, LLC GOLDMAN SACHS & CO. LLC

Acting as Representatives of the several Initial Purchasers.
By: GOLDMAN SACHS & CO. LLC

By:    /s/Douglas Buffone
Name: Douglas Buffone
Title: Managing Director

Schedule A

If to the Initial Purchasers:

Wells Fargo Securities, LLC Goldman Sachs & Co. LLC BofA Securities, Inc.
Fifth Third Securities, Inc. Morgan Stanley & Co. LLC Scotia Capital (USA) Inc.
J.P. Morgan Securities LLC MUFG Securities Americas Inc. TD Securities (USA) LLC
U.S. Bancorp Investments, Inc. BNY Mellon Capital Markets, LLC KeyBanc Capital Markets Inc.

c/o the representatives of the Initial Purchasers:

Wells Fargo Securities, LLC
550 South Tryon Street, 5th Floor
Charlotte, North Carolina 28202

and

Goldman Sachs & Co. LLC 200 West Street
New York, New York 10282

with a copy to:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019 Attention: Michael J. Schiavone

Exhibit A

NORDSTROM, INC.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE]1
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Nordstrom, Inc. (the “Company”) [2.300% Senior Notes due 2024] [4.250% Senior Notes due 2031] (the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Nordstrom, Inc., 1700 7th Avenue, Seattle, Washington 98101, Attention: Ann Munson Steines.

1 Not less than [28] calendar days from date of mailing.

Nordstrom, Inc.

Notice of Registration Statement and
Selling Securityholder Questionnaire (Date)
Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between Nordstrom Inc. (the “Company”) and the initial purchasers named therein Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [_] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s [2.300% Senior Notes due 2024] [4.250% Senior Notes due 2031] (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date
(i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)(a) Full Legal Name of Selling Securityholder:

(b)Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

(c)Full Legal Name of OTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)Address for Notices to Selling Securityholder:

Telephone:         Fax:         Contact Person:

(3)Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(i)Principal amount of Registrable Securities beneficially owned:      CUSIP No(s). of such Registrable Securities:

(ii)Principal amount of Securities other than Registrable Securities beneficially owned:
______________________________________________________________________________

CUSIP No(s). of such other Securities:

(iii)Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:      CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

1.Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)To the Company:

(ii)With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________________

_______________________________________________________________________
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:_____________________________________________________________
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Exhibit B NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
[Name of Trustee]
Nordstrom, Inc.
c/o [Name of Trustee] [Address of Trustee]
Attention: Trust Officer

Re:        Nordstrom, Inc. (the “Company”) [2.300% Senior Notes due 2024]
[4.250% Senior Notes due 2031] (the “Securities”)

Dear Sirs:

Please be advised that_____________has transferred $______________ aggregate principal amount of the above-referenced Securities pursuant to an effective Registration Statement on Form [ ] (File No. 333-_) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a “Selling Securityholder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such Prospectus opposite such owners name.

Dated:

Very truly yours,

___________________________
(Name)

By:         (Authorized Signature)